Exhibit 99.4
FORM OF NOTICE OF GUARANTEED DELIVERY
FOR
SUBSCRIPTION RIGHTS CERTIFICATES
ISSUED BY UWM HOLDINGS CORPORATION
This form, or one substantially equivalent hereto, must be used to exercise the transferrable subscription rights (the “rights”) pursuant to the rights offering as described in the Prospectus Supplement, dated September 29, 2026 (together with the accompanying prospectus, the “Prospectus”), of UWM Holdings Corporation, a Delaware corporation (the “Company”), if a holder of rights cannot deliver the certificate(s) evidencing the subscription rights (the “rights certificates”), to the subscription agent listed below (the “subscription agent”) prior to 5:00 p.m. Eastern Time on November 12, 2026 (the “expiration date”), unless extended by the Company with the consent of the Backstop Purchasers. Such form must be delivered by first class mail or overnight courier to the subscription agent, and must be received by the subscription agent prior to the expiration date. See “The Rights Offering-Guaranteed Delivery Procedures” in the Prospectus.
Payment of the subscription price equal to the greater of $2.00 and 85% of the volume-weighted average of the sales prices of our shares of Class A common stock (the “Class A common stock”) on the New York Stock Exchange for the ten consecutive trading days ending on the third trading day immediately prior to the expiration date (the “subscription price”), or November 9, 2026 (or, if the rights offering is extended, on the third trading day immediately preceding the extended expiration date) per whole share of the Company’s Class A common stock, subscribed for upon exercise of such rights must be received by the subscription agent in the manner specified in the Prospectus prior to the expiration date even if the rights certificates evidencing such rights are being delivered pursuant to the Guaranteed Delivery Procedures thereof. See “The Rights Offering-Guaranteed Delivery Procedures” in the Prospectus. Each right entitles you to purchase 0.57 shares of Class A common stock at the subscription price (the “basic subscription right”). In addition, each holder of rights who fully exercise such holder’s basic subscription right will be entitled to subscribe for additional shares of Class A common stock that remain unsubscribed as a result of any unexercised basic subscription rights (the “over-subscription right”).
THE SUBSCRIPTION AGENT IS:
Equiniti Trust Company, LLC
Operations Center
Attn: Onbase – Reorganization Depart.
1110 Centre Pointe Curve, Suite # 101
Mendota Heights, MN 55120
By Overnight Courier:
Equiniti Trust Company, LLC
1110 Centre Pointe Curve, Suite # 101
Mendota Heights, MN 55120
Attn: Onbase – Reorganization Depart.

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR BY A METHOD OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.
The undersigned, a member firm of the NYSE, Nasdaq or other national exchange, or bank or trust company, must communicate this guarantee and the number of shares of Class A common stock subscribed for in connection with this guarantee, (separately disclosed as to the basic subscription right and the over-subscription right, subject, in the case of the over-subscription right, to proration, as described in the Prospectus) to the subscription agent and must deliver this Notice of Guaranteed Delivery, to the subscription agent, prior to 5:00 p.m., Eastern Time, on the expiration date, guaranteeing delivery of (a) payment in full for all subscribed shares of Class A common stock, which payment must be received by the subscription agent prior to the expiration date, and (b) a properly completed and signed rights certificate, which rights certificate must then be delivered to the subscription agent within two (2) business days following the date the subscription agent receives this Notice of Guaranteed Delivery. Failure to do so will result in a forfeiture of the rights.

Ladies and Gentlemen:
The undersigned, a member firm of the NYSE, Nasdaq or other national exchange, or a bank or trust company, having an office or correspondent in the United States, guarantees delivery to the subscription agent of (a) a properly completed and executed rights certificate within two (2) business days following the date the subscription agent receives this Notice of Guaranteed Delivery, and (b) payment in full for all subscribed shares of Class A common stock prior to 5:00 p.m., Eastern Time, on the expiration date (November 12, 2026), unless extended, as described in the Prospectus. Participants should notify the subscription agent prior to covering through the submission of a physical security directly to the subscription agent based on a guaranteed delivery that was submitted via the PTOP platform of The Depository Trust Company (“DTC”).
Price for shares of Class A common stock subscribed for under the basic subscription right and for any additional shares Class A common stock subscribed for pursuant to the over-subscription right, subject, in the case of the over-subscription right, to proration, as described in the Prospectus, as subscription for such shares of Class A common stock is indicated herein or in the rights certificate.

Method of delivery of the Notice of Guaranteed Delivery (circle one)
A. Through DTC
B. Direct to Equiniti Trust Company, LLC, as subscription agent.
Please reference below the registration of the rights to be delivered.

PLEASE ASSIGN A UNIQUE CONTROL NUMBER FOR EACH GUARANTEE SUBMITTED. This number needs to be referenced on any direct delivery of rights or any delivery through DTC.

Name of Firm Authorized Signature DTC Participant Number Title Address Name (Please Type or Print) Zip Code Phone Number Contact Name Date
The institution that completes this form must communicate the guarantee to the subscription agent and must deliver the rights certificate(s) to the subscription agent within the time period shown in the Prospectus. Failure to do so could result in a financial loss to such institution.